 EXHIBIT 10.1
OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

This Omnibus Amendment and Reaffirmation Agreement is dated as of March 24, 2017 (this “Agreement”), and is among PAC-VAN, INC., an Indiana corporation (“Pac-Van”), LONE STAR TANK RENTAL INC., a Delaware corporation (“Lone Star”), GFN REALTY COMPANY, LLC, a Delaware limited liability company (“GFNRC”), SOUTHERN FRAC, LLC, a Texas limited liability company (“Southern Frac”), PV ACQUISITION CORP., an Alberta corporation and a Subsidiary of Pac-Van (“PV Acquisition”), GFN MANUFACTURING CORPORATION, a Delaware corporation (“GFN Manufacturing”), GFN NORTH AMERICA CORP., a Delaware corporation (“GFN” and, together with Pac-Van, Lone Star, GFNRC, Southern Frac, PV Acquisition, and GFN Manufacturing, each a “Credit Party”), the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute, as applicable, the Required Lenders, the Supermajority Lenders, and each Lender directly affected by this Agreement), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent.

This Agreement refers to an Amended and Restated Credit Agreement dated as of April 7, 2014, by and among certain Credit Parties, certain Lenders, and Agent, as administrative agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Existing Credit Agreement”).

This Agreement also refers to the following Existing Ancillary Documents (as further defined below), each entered into or joined in connection with the Existing Credit Agreement:

(1)
(A) a Guaranty and Security Agreement dated as of September 7, 2012, among Pac-Van, each other Person party thereto as a “Grantor,” and Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, including as amended by Amendment No. 5, the “U.S. Guaranty and Security Agreement”), which is the “U.S. Guaranty and Security Agreement” under and as defined in the Credit Agreement and a copy of which is attached as Exhibit A-1; and (B) an Amendment to Loan Documents dated as of February 7, 2014, between, inter alia, Pac-Van, certain Lenders, and Agent (that agreement, “Amendment No. 5”), which, among other things, amended the Existing Credit Agreement and the U.S. Guaranty and Security Agreement and a copy of which is attached as Exhibit A-2;

(2)
a Guaranty and Security Agreement dated as of September 7, 2012, among PV Acquisition, each other Person party thereto as a “Grantor,” and Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Canadian Guaranty and Security Agreement”), which is the “Canadian Guaranty and Security Agreement” under and as defined in the Credit Agreement and a copy of which is attached as Exhibit B;

(3)
a Pledge Agreement dated as of September 7, 2012, made by GFN in favor of Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “GFN–Pac-Van Pledge Agreement”), a copy of which is attached as Exhibit C;

(4)
a Pledge Agreement dated as of April 7, 2014, made by GFN in favor of Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “GFN–Lone Star Pledge Agreement”), a copy of which is attached as Exhibit D;

(5)
(A) a Master Intercompany Demand Note dated as of September 7, 2012, made by Pac-Van, PV Acquisition, and each other Person party thereto as a “Debtor Obligor” in favor of each “Creditor Obligor” (that note, as amended, restated, replaced, supplemented, or otherwise modified before the date of this Agreement, the “Intercompany Note”); and (B) an endorsement to the Intercompany Note made by GFN, Pac-Van, and each other “Creditor Obligor” under and as defined in the Intercompany Note to Agent (that endorsement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Endorsement”), a copy of which, together with a copy of the Intercompany Note, is attached as Exhibit E; and

(6)
(A) an Intercompany Subordination Agreement dated as of September 7, 2012, by and among GFN, Pac-Van, PV Acquisition, each other Person party thereto as an “Obligor,” and Agent (that agreement, as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Intercompany Subordination Agreement”), which is the “Intercompany Subordination Agreement” under and as defined in the Credit Agreement and a copy of which is attached as Exhibit F-1; (B) an Amendment No. 1 to Intercompany Subordination Agreement dated as of February 7, 2014, between GFN, Pac-Van, PV Acquisition, each other Person party thereto as an “Obligor,” and Agent, which amended the Intercompany Subordination Agreement and a copy of which is attached as Exhibit F-2; (C) an Omnibus Joinder, Release, Amendment, and Reaffirmation Agreement dated as of April 7, 2014, among, inter alia, GFN, Pac-Van, Lone Star, PV Acquisition, and Agent, which, among other things, amended the Intercompany Subordination Agreement and a copy of which (without attachments) is attached as Exhibit F-3; (D) an Amendment No. 2 to Intercompany Subordination Agreement dated as of January 6, 2015, between GFN, Pac-Van, Lone Star, and Agent, which amended the Intercompany Subordination Agreement and a copy of which is attached as Exhibit F-4; and (E) an Amendment No. 3 to Intercompany Subordination Agreement dated as of June 30, 2015, between GFN, Pac-Van, Lone Star, GFNRC, Southern Frac, PV Acquisition, and Agent, which amended the Intercompany Subordination Agreement and a copy of which is attached as Exhibit F-5.

Certain Credit Parties, certain Lenders, and Agent are now entering into an Amendment No. 6 to Amended and Restated Credit Agreement dated as of the date of this Agreement (that amendment, “Amendment No. 6”; the Existing Credit Agreement, as amended by Amendment No. 6 and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). It is a condition to the effectiveness of Amendment No. 6 that the parties have entered into this Agreement to amend and reaffirm the Existing Ancillary Documents, as applicable.

The parties therefore agree as follows:

1. Definitions. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Credit Agreement. For purposes of this Agreement, the U.S. Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement, the GFN–Pac-Van Pledge Agreement, the GFN–Lone Star Pledge Agreement, the Intercompany Note, the Endorsement, the Intercompany Subordination Agreement, the Fee Letter, and all documents executed in connection with each of the foregoing (but excluding, however, the Existing Credit Agreement), are referred to as the “Existing Ancillary Documents,” and each is referred to as an “Existing Ancillary Document.” Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and references to the singular include the plural.

2. Amendments to Existing Ancillary Documents.

(a) Each reference to the Existing Credit Agreement in each Existing Ancillary Document is deemed to refer to the Credit Agreement.

(b) Section 4(a)(ii) of the Intercompany Subordination Agreement is hereby amended to read in its entirety as follows:

“           (ii)           To GFN. Each Debtor Obligor may make Subordinated Debt Payments to GFN in it is capacity as a Creditor Obligor, and GFN in its capacity as a Creditor Obligor shall be entitled to accept and receive those Subordinated Debt Payments, so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom, (B) each Borrower is Solvent, (C) Excess Availability is greater than or equal to $21,000,000, (D) the Fixed Charge Coverage Ratio, measured on a trailing-twelve-months’ basis as of the end of the most recently completed month for which financial statements have been provided to Agent pursuant to Section 5.1, both actual and giving pro forma effect to the making of any such Subordinated Debt Payment, will be greater than 1.25 to 1.00, and (E) those Subordinated Debt Payments are not otherwise expressly prohibited under the Credit Agreement.”

(c) Schedule 1 {Commercial Tort Claims}, Schedule 2 {Copyrights}, Schedule 3 {Intellectual Property Licenses}, Schedule 4 {Patents}, Schedule 5 {Pledged Companies}, Schedule 6 {Trademarks}, Schedule 7 {Name; Chief Executive Office; Tax Identification Number; and Organizational Number}, Schedule 8 {Owned Real Property}, Schedule 9 {Deposit Accounts and Securities Accounts}, Schedule 10 {Controlled Account Banks}, Schedule 11 {List of Uniform Commercial Code Filing Jurisdictions}, and Schedule 12 {Certificated Units} to the U.S. Guaranty and Security Agreement are hereby amended and restated in their entirety to read as set forth on Exhibit H.

(d) Schedule 2 {Copyrights}, Schedule 3 {Intellectual Property Licenses}, Schedule 4 {Patents}, Schedule 5 {Pledged Companies}, Schedule 6 {Trademarks}, Schedule 7 {Name; Chief Executive Office; Registered Office; Tax Identification Number; and Organizational Number}, Schedule 8 {Owned Real Property}, Schedule 9 {Deposit Accounts and Securities Accounts}, Schedule 10 {Controlled Account Banks}, Schedule 11 {List of PPSA Filing Jurisdictions}, and Schedule 12 {Certificated Units} to the Canadian Guaranty and Security Agreement are hereby amended and restated in their entirety to read as set forth on Exhibit I.

3. Perfection Certificates. Attached as Exhibit J are one or more Perfection Certificates with respect to each Loan Party. To induce Agent and the Lenders to enter into Amendment No. 6 and to induce the Lenders to make or to continue to make their respective Extensions of Credit to the Borrowers, each applicable Credit Party hereby represents and warrants to Agent and each Lender that each such Perfection Certificate is complete and accurate in all respects as of the date hereof.

4. Schedules to Guaranty and Security Agreements. To induce Agent and the Lenders to enter into Amendment No. 6 and to induce the Lenders to make or to continue to make their respective Extensions of Credit to the Borrowers, each applicable Credit Party hereby represents and warrants to Agent and each Lender that the information on the schedules to the U.S. Guaranty and Security Agreement (with respect to Schedules 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, and 12, as amended and restated pursuant to Section 3(c) of this Agreement) and the Canadian Guaranty and Security Agreement (with respect to Schedules 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, and 12, as amended and restated pursuant to Section 3(d) of this Agreement) is complete and accurate in all respects as of the date hereof.

5. Reaffirmation. Each Credit Party hereby (a) reaffirms each of the agreements and covenants in the Existing Ancillary Documents with the same force and effect as if each was separately stated herein and made as of the date hereof; (b) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under the Existing Ancillary Documents and (c) confirms that the Existing Ancillary Documents are in full force and effect. Each “Loan Document” under and as defined in the Existing Agreement that is now in effect and is not separately amended or reaffirmed by this Agreement or separately modified or terminated in connection with Amendment No. 6 constitutes a Loan Document under the Credit Agreement and remains in full force and effect.

6. Representations. Each of the Credit Parties represents to Agent and the Lenders as follows:

(1)
that the execution, delivery, and performance by such Person of this Agreement have been duly authorized by all necessary company action required on its part, and this Agreement is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms except as the enforcement thereof may be subject to (A) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(2)
that each representation and warranty contained in the Existing Ancillary Documents and the other Loan Documents to which such Person is a party is true and correct in all respects as of the date hereof, after giving effect to this Agreement;

(3)
that neither the execution, delivery and performance of this Agreement by such Person nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of or violate (A) any provision of such Person’s certificate or articles of incorporation or formation and bylaws or operating agreement, as appropriate; (B) any law or regulation, or any order or decree of any court or government instrumentality applicable to such Credit Party or (C) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Credit Party is a party or by which such Credit Party or any of its property is bound (including, without limitation, the GFC 2021 Notes Indenture); and

(4)
that no Default or Event of Default has occurred and is continuing.

7. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(1)
that Agent has received this Agreement executed by the Administrative Agent, the Lenders, and the Credit Parties;

(2)
that all conditions set forth in Section 5 of Amendment No. 6 have been satisfied; and

(3)
that all legal matters incident to the execution and delivery of this agreement are reasonably satisfactory to Agent and its counsel.

8. Release. Each of the Credit Parties hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Existing Ancillary Documents, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each of the Credit Parties hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Existing Ancillary Documents, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement.

9. Successors and Assigns. This Agreement shall be binding upon each of the Credit Parties and upon their respective executors, administrators, successors and assigns and shall inure to the benefit of Agent and the Lenders and their respective successors and assigns. All references herein to a Credit Party shall be deemed to include the successors and assigns of such Person. The successors and assigns of the Credit Parties shall include, without limitation, their respective receivers, trustees and debtors-in-possession.

10. Further Assurances. Each Credit Party hereby agrees from time to time, as and when requested by Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the other Loan Documents.

11. Loan Document. This Agreement shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.

12. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement shall be governed by, and construed in accordance with, the law of the State of Illinois.

13. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law. If any provision is found to be invalid under applicable law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

14. Entire Agreement. Time is of the essence of this Agreement. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

15. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

16. Costs and Expenses. The Borrowers shall, in accordance with Section 15.5 of the Credit Agreement, reimburse Agent and Lenders for all fees, costs, and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Agreement.

17. Reference to and Effect Upon the Loan Documents. Except as expressly set forth in Section 7(c) of Amendment No. 6, the Loan Documents (including, without limitation, the Existing Ancillary Documents) shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents (including, without limitation, the Existing Ancillary Documents) nor constitute a waiver or amendment of any provision of any of the Loan Documents (including, without limitation, the Existing Ancillary Documents). Upon the effectiveness of this Agreement, (i) each reference in the Existing Ancillary Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to such Existing Ancillary Document as amended hereby and (ii) each reference in any Loan Document (including, without limitation, any Existing Ancillary Document) to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as defined in this Agreement.

18. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment and Reaffirmation Agreement to be executed and delivered as of the date first above written.

PAC-VAN, INC. By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
LONE STAR TANK RENTAL INC. By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN REALTY COMPANY, LLC By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
SOUTHERN FRAC, LLC By: GFN Manufacturing Corporation, a Delaware corporation, as Manager By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
PV ACQUISITION CORP. By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary	GFN MANUFACTURING CORPORATION By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary
GFN NORTH AMERICA CORP. By: /s/ Christopher A. Wilson Name: Christopher A. Wilson Title: Secretary

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

 Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

EAST WEST BANK, as a Lender
By:	/s/ Nima Rassouli
Name:	Nima Rassouli
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

CIT BANK, N.A., f/k/a OneWest Bank N.A., successor in interest to OneWest Bank, FSB, as a Lender
By:	/s/ Christopher J. Esposito
Name:	Christopher J. Esposito
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

THE PRIVATEBANK AND TRUST COMPANY, as a Lender
By:	/s/ Scott Dvornik
Name:	Scott Dvornik
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Nadine M. Eames
Name:	Nadine M. Eames
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

BANK HAPOALIM B.M., as a Lender
By:	/s/ Lenroy Hackett
Name:	Lenroy Hackett, Senior Vice President
Its Authorized Signatory

By:	/s/ Elliot Winter
Name:	Elliot Winter, Senior Vice President
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

GACP I, L.P., a Delaware limited partnership, as a Lender
By:	/s/ John Ahn
Name:	John Ahn
Its Authorized Signatory

Signature page to Omnibus Amendment and Reaffirmation Agreement (Pac-Van)

EXHIBIT A-1

U.S. Guaranty and Security Agreement

See attached.

EXHIBIT A-2

Amendment No. 5

See attached.

EXHIBIT B

Canadian Guaranty and Security Agreement

See attached.

EXHIBIT C

GFN–Pac-Van Pledge Agreement

See attached.

EXHIBIT D

GFN–Lone Star Pledge Agreement

See attached.

EXHIBIT E

Intercompany Note; Endorsement

See attached.

EXHIBIT F-1

Intercompany Subordination Agreement

See attached.

EXHIBIT F-2

Amendment No. 1 to Intercompany Subordination Agreement

See attached.

EXHIBIT F-3

Omnibus Joinder, Release, Amendment, and Reaffirmation Agreement (April 7, 2014)

See attached.

EXHIBIT F-4

Amendment No. 2 to Intercompany Subordination Agreement

See attached.

EXHIBIT F-5

Amendment No. 3 to Intercompany Subordination Agreement

See attached.

EXHIBIT G

[Reserved]

EXHIBIT H

Schedules to U.S. Guaranty and Security Agreement

See attached.

EXHIBIT I

Schedules to Canadian Guaranty and Security Agreement

See attached.

EXHIBIT J

Perfection Certificate(s)

See attached.